SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 31, 2003

NUVELO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

670 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 524-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          As set forth below, Nuvelo, Inc. hereby amends its Current Report on Form 8-K filed on February 4, 2003 in connection with the merger of Hyseq, Inc. and Variagenics, Inc. with Hyseq as the surviving entity and changing its name to Nuvelo.

ITEM 5. OTHER EVENTS

          As part of a restructuring plan formulated by Variagenics during the quarter ended June 30, 2002, management identified certain laboratory equipment with a net book value of $2.3 million that will no longer be required by Variagenics. These assets were decommissioned and determined to be available for sale. During the quarter ending June 30, 2002, an impairment charge of $0.9 million related to this equipment was recorded to write the assets down to their estimated net realizable value in accordance with FAS 144 “Accounting for Impairment or Disposal of Long-Lived Assets.” During the quarter ended December 31, 2002, upon a change in market conditions, Variagenics determined that an additional write down of $1.3 million was required in order to bring the carrying amount of these assets to their net realizable value.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Variagenics’ audited consolidated balance sheets as of December 31, 2001 and 2000, audited consolidated statements of operations, stockholders’ equity and cash flows for each of the three years ended December 31, 2001, the accompanying notes and the report of Independent Accountants are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002.

          Variagenics’ unaudited consolidated balance sheets as of September 30, 2002 and December 31, 2002, unaudited consolidated statements of operations for the three and nine months ended September 30, 2002, unaudited consolidated statements of cash flows for the nine months ended September 30, 2002 and 2001 and the accompanying notes are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002.

     (b)  Pro Forma Financial Information

          Hyseq’s unaudited pro forma condensed combining statement of operations for the nine months ended September 30, 2002 and the year ended December 31, 2002, unaudited pro forma condensed combining balance sheet as of September 30, 2002 and the accompanying notes are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002.

     (c)  Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors

99.1	Variagenics’ audited consolidated balance sheets as of December 31, 2001 and 2000, audited consolidated statements of operations, stockholders’ equity and cash flows for each of the three years ended December 31, 2001, the accompanying notes and the report of Independent Accountants (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).

99.2	Variagenics’ unaudited consolidated balance sheets as of September 30, 2002 and December 31, 2002, unaudited consolidated statements of operations for the three and nine months ended September 30, 2002, unaudited consolidated statements of cash flows for the nine months ended September 30, 2002 and 2001 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).

99.3	Hyseq’s unaudited pro forma condensed combining statement of operations for the nine months ended September 30, 2002 and the year ended December 31, 2002, unaudited pro forma condensed combining balance sheet as of September 30, 2002 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVELO, INC.
(Registrant)

By:	/s/ Peter S. Garcia

Peter S. Garcia
Senior Vice President and Chief Financial Officer

Dated: February 14, 2003

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors

99.1	Variagenics’ audited consolidated balance sheets as of December 31, 2001 and 2000, audited consolidated statements of operations, stockholders’ equity and cash flows for each of the three years ended December 31, 2001, the accompanying notes and the report of Independent Accountants (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).

99.2	Variagenics’ unaudited consolidated balance sheets as of September 30, 2002 and December 31, 2002, unaudited consolidated statements of operations for the three and nine months ended September 30, 2002, unaudited consolidated statements of cash flows for the nine months ended September 30, 2002 and 2001 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).

99.3	Hyseq’s unaudited pro forma condensed combining statement of operations for the nine months ended September 30, 2002 and the year ended December 31, 2002, unaudited pro forma condensed combining balance sheet as of September 30, 2002 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Hyseq with the Securities and Exchange Commission on December 13, 2002).